                        ANNUAL REPORT / DECEMBER 31 2000

                         AIM EUROPEAN SMALL COMPANY FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                 [COVER IMAGE]


                     -------------------------------------

                HALLESCHES TOR, BERLIN BY ERNST LUDWIG KIRCHNER

            RAILROADS, OFTEN THE PRECURSOR TO EXPANSION, CREATE NEW

        OPPORTUNITIES FOR COMMERCIAL PIONEERS. THE MERGER OF 15 EUROPEAN

          ECONOMIES INTO THE EUROPEAN UNION HAS CREATED NEW ROUTES TO

       ECONOMIC STABILITY FOR THE REGION AND A WEALTH OF OPPORTUNITY FOR

           MANY SMALL BUSINESSES. IN AIM EUROPEAN SMALL COMPANY FUND,

            WE INVEST IN SMALL, RAPIDLY GROWING COMPANIES IN EUROPE.

                     -------------------------------------

AIM European Small Company Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in marketable equity securities of European small companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM European Small Company Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o   Had fees and expenses not been waived, total returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o During the fiscal year ended 12/31/00, the fund paid distributions of $0.0452 per Class A share and $0.0303 for Class B and Class C share.
o Because the fund has been in existence for less than a year (since 8/31/00), total return is cumulative total return that has not yet been annualized. Cumulative total returns, since inception, including sales charges, were: Class A, -12.89%; Class B, -12.48%; Class C, -8.91%.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investments in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. countries.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o Investing in micro-, small and mid-sized companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.
o The unmanaged Standard & Poor's Index (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.
o Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                         AIM EUROPEAN SMALL COMPANY FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I
     [PHOTO OF      feel privileged to succeed Ted Bauer, who recently retired
     Robert H.      as AIM's chairman after a long, successful career in the
      Graham,       investment industry. Ted has always shown the highest degree
   Chairman of      of integrity and commitment to excellence, and I have always
   the Board of     admired him greatly. I'm also proud to be part of the team
     THE FUND       that launched AIM almost 25 years ago. From the beginning,
   APPEARS HERE]    AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.
    Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.
    What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.
    The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.
    In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.

    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                         AIM EUROPEAN SMALL COMPANY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


                     -------------------------------------

                         LAST YEAR, EUROPEAN SMALL-CAP

                       STOCKS OUTPERFORMED MOST EUROPEAN

                           MID- AND LARGE-CAP STOCKS.

                     -------------------------------------


FUND DEBUTS IN VOLATILE MARKET CONDITIONS

STOCK VOLATILITY ROCKED MARKETS AROUND THE WORLD. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
The fund, which began sales on August 31, 2000, debuted in tumultuous market conditions. Equity markets around the world, including European markets, sold off in March and remained volatile throughout the year. The euro reached a new low in October but rallied strongly against the U.S. dollar by year-end. In these market conditions, AIM European Small Company Fund posted total returns of -7.84% for Class A shares, -7.89% for Class B shares and -7.99% for Class C shares. These returns are at net asset value, excluding sales charges. At the end of the reporting period, total net assets in the fund stood at $12.5 million.

WHAT IS THE FUND'S MANAGEMENT STRATEGY?
The fund invests in small-cap companies with positive growth potential in the developed countries of Europe. The euro-zone primarily consists of developed countries and economies, but many European equity markets (especially small-cap equity) are considered underdeveloped by U.K. or U.S. standards. Therefore, this fund offers investors the opportunity to invest literally at the "ground floor" in these markets.

WHAT'S THE RATIONALE FOR INVESTING IN SMALL EUROPEAN COMPANIES?
Small and emerging companies are being created in Europe as multi-industry international conglomerates restructure and sell off unrelated business lines. State-owned monopolies are breaking up, and privatization is increasing. And European IPO issuance is outpacing that of the United States.
    Last year, European small-cap stocks outperformed most European mid- and large-cap stocks. Also, European small-cap companies are more domestically oriented. Therefore, most small European companies carry less earnings risk from a U.S. economic slowdown than their larger European counterparts. European small-cap stocks also offer investors diversification as they generally are less correlated with the U.S. market than the average European large-cap stock.

DESCRIBE THE EUROPEAN MARKET ENVIRONMENT DURING THE REPORTING PERIOD.
European markets began the year as they had finished the last. TMT stocks continued to move higher ... the bull market in full swing. By the end of March, however, about the only bulls running in Europe were those in Pamplona, Spain. Like many of their world brethren, European equity markets basked in the rapid appreciation of Internet and wireless stocks early in the year. The party ended abruptly in March, however, as inflation fears, rising interest rates and incredibly high stock valuations sparked a worldwide tech sell-off.
    Since spring, volatility has been the watchword. European markets were not immune to this trend. The global meltdown of TMT stocks caused most world markets to give back all their high-tech gains. By year-end, few European indexes were in the black. However, European countries with more defensive stocks posted positive returns.

WHAT OTHER FACTORS INFLUENCED EUROPEAN MARKETS?
In the first quarter of the year, as European TMT stocks surged, falling earnings estimates were more readily dismissed in favor of the future prospects of companies. As tech stocks lost favor, however, expectations that companies might not make their quarterly earnings were disastrous for many stocks, particularly large telecommunications companies.
    Another strain on the telecommunications sector is third-generation mobile-phone-licensing fees. 3G licenses, as they are commonly called, are basically franchises for a country's next generation of cellular, telephone and data-communications services. As fees for these licenses grew, European stock indexes--heavily weighted in telephone stocks--suffered.
    A series of inflationary concerns also contributed to European stock-market volatility. The euro reached a record low in October (by year-end, however, the euro rallied and hit a six-month high of $0.9440 relative to the U.S. dollar) and put upward pressure on inflation by increasing the price of imported goods and commodities. One such commodity is oil. Any European company that has to pay for dollar-denominated materials such as oil, minerals and metals is negatively affected by a weaker euro.

HOW DID EUROPEAN ECONOMIES FARE OVER THE REPORTING PERIOD?
As a region, Europe is witnessing its best economic growth in 10 years. For the first three quarters of 2000, Europe's growth rate was 3.3%. With the United States clocking 4.2% for the same time period, Europe's improved economic environment was overshadowed. However, with a U.S. economic slowdown looming, economists are projecting Europe's economy to grow faster than that of the United States in 2001.


          See important fund and index disclosures inside front cover.

                         AIM EUROPEAN SMALL COMPANY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


                     -------------------------------------

                         EUROPEAN SMALL-CAP STOCKS ALSO

                       OFFER INVESTORS DIVERSIFICATION AS

                       THEY GENERALLY ARE LESS CORRELATED

                         WITH THE U.S. MARKET THAN THE

                       AVERAGE EUROPEAN LARGE-CAP STOCK.

                     -------------------------------------


WHAT WERE SOME OF THE FUND'S TOP HOLDINGS AS OF DECEMBER 31, 2000?
VOLEX GROUP: This U.K. company makes products such as fiber-optic cables, OEM power cords and custom and standard radio-frequency cable assemblies for computer networks. Volex is one of the world's largest manufacturers in its field. It operates more than 20 manufacturing facilities throughout Asia, Europe and the Americas.
    BIACORE INTERNATIONAL: With its biosensor analysis system, this Swedish company's instruments can detect and monitor biomolecular binding processes as they occur. Biacore's instruments allow researchers to witness how living cells interact with vitamins, pharmaceuticals and other biomolecules.
    HUGO BOSS: This German company designs and licenses clothes, accessories and fragrances sold through Hugo Boss shops and other retailers worldwide. Known for its menswear, Hugo Boss has now moved into womenswear as well.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31, 2000? Investment choices were booming; thus, there was no shortage of attractive small European companies. Spending on technology and communications continued to increase, and Europe's Internet penetration is expected to pass that of the United States in the near future. Government policies changed. Germany implemented tax and welfare reforms; France and Italy attempted to do the same. And mergers, some cross-border, became increasingly common.

                     -------------------------------------

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                       AND THEN CLICK ON THE "VIEW OTHER

                         ACCOUNT OPTIONS" DROPDOWN MENU

                            AND SELECT "eDELIVERY."

                     -------------------------------------

                                    [ARTWORK]

PORTFOLIO COMPOSITION

As of 12/31/00, based on total net assets

============================================================================================================================
TOP 10 EQUITY HOLDINGS                                   TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------------------
 1. Grupo Auxiliar Metalurgico, S.A.          2.78%       1. Manufacturing (Specialized)            9.00%
    (Gamesa) (Spain)                                      2. Health Care                            8.30
 2. Pinguely-Haulotte (France)                2.52           (Medical Products & Supplies)
 3. Hugo Boss A.G. Pfd (Germany)              2.45        3. Electrical Equipment                   7.86
 4. Q-Med A.B. (Sweden)                       2.39        4. Computers (Software & Services)        6.27
 5. Poolia A.B. B-shares (Sweden)             2.35        5. Electronics (Semiconductors)           5.71
 6. Genetix Group PLC (United Kingdom)        2.24        6. Communications Equipment               5.54
 7. Micronic Laser Systems A.B. (Sweden)      2.20        7. Electronics (Component Distributors)   4.99
 8. CML Microsystems PLC (United Kingdom)     2.19        8. Services (Employment)                  4.05
 9. Biacore International A.B. (Sweden)       2.15        9. Engineering & Construction             3.46
10. Volex Group PLC (United Kingdom)          2.12       10. Investment Management                  3.34

TOP 10 COUNTRIES
   1. France                                  26.31%
   2. United Kingdom                          17.16
   3. Sweden                                  16.19
   4. Germany                                  9.03
   5. Switzerland                              7.64
   6. Spain                                    4.53
   7. Finland                                  3.52
   8. Netherlands                              2.78
   9. Belgium                                  1.50
  10. Norway                                   1.07

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
============================================================================================================================


                         AIM EUROPEAN SMALL COMPANY FUND

                        ANNUAL REPORT / FOR CONSIDERATION



AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.


[ARTWORK]


            A I M Capital Management, Inc. o A I M Distributors, Inc.
                o The AIM Family of Funds--Registered Trademark--
                       o AMVESCAP National Trust Company

                         AIM EUROPEAN SMALL COMPANY FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2000

                                                         MARKET
                                            SHARES        VALUE
FOREIGN STOCKS-90.77%

AUSTRIA-1.04%

Palfinger A.G.
  (Manufacturing-Specialized)                   4,400  $   130,152
==================================================================

BELGIUM-1.50%

Omega Pharma S.A. (Health
  Care-Drugs-Generic & Other)                   4,600      187,472
==================================================================

FINLAND-3.52%

Amer Group Ltd. (Leisure Time-Products)         6,000      157,760
------------------------------------------------------------------
Elcoteq Network Corp.-Class A
  (Manufacturing-Specialized)                   4,840      152,258
------------------------------------------------------------------
Vacon Oyj (Electrical Equipment)
  (Acquired 12/08/00-12/19/00; Cost
  $105,077)(a)(b)                              16,800      130,941
==================================================================
                                                           440,959
==================================================================

FRANCE-26.31%

Altedia (Computers-Software &
  Services)(a)                                  4,070      172,216
------------------------------------------------------------------
Arkopharma (Health Care-Drugs-Generic &
  Other)                                        1,100      160,108
------------------------------------------------------------------
Beneteau (Manufacturing-Specialized)            1,500      190,158
------------------------------------------------------------------
Egide S.A. (Electronics-Component
  Distributors)(a)                                500      259,178
------------------------------------------------------------------
HighWave Optical Technologies
  (Communications Equipment)(a)                 1,100      149,675
------------------------------------------------------------------
LVL Medical S.A. (Health Care-Medical
  Products & Supplies)                          2,400      179,171
------------------------------------------------------------------
Manitou B.F. S.A.
  (Machinery-Diversified)                       1,720      165,393
------------------------------------------------------------------
Marionnaud Parfumeries
  (Retail-Specialty)(a)                         1,900      247,646
------------------------------------------------------------------
Metrologic Group (Computers-Software &
  Services)                                     2,090      176,635
------------------------------------------------------------------
Net2S (Computers-Networking)(a)                 7,290      184,833
------------------------------------------------------------------
Pinguely-Haulotte (Engineering &
  Construction)                                10,830      315,267
------------------------------------------------------------------
Radiall S.A. (Communications Equipment)         1,400      236,641
------------------------------------------------------------------
Riber S.A. (Electrical Equipment)(a)           10,150      185,861
------------------------------------------------------------------
Royal Canin S.A. (Foods)                          630       67,443
------------------------------------------------------------------
Seche Environnement (Waste Management)          2,600      233,899
------------------------------------------------------------------
Silicon-On-Insulator Technologies
  (SOITEC) (Electronics-Component
  Distributors)(a)                              6,950      169,686
------------------------------------------------------------------
Trigano (Leisure Time-Products)                 6,000      202,835
==================================================================
                                                         3,296,645
==================================================================

GERMANY-9.03%

AMB Aachener & Muenchener Beteiligungs A.G.
  (Insurance-Multi-Line)                        1,200      109,305
------------------------------------------------------------------
Comroad A.G.
  (Communications Equipment)(a)                 2,410       81,472
------------------------------------------------------------------
ELMOS Semiconductor A.G.
  (Electronics-Semiconductors)(a)               2,100       50,286
------------------------------------------------------------------
Gfk A.G. (Services-Commercial &
  Consumer)                                     3,160       92,880
------------------------------------------------------------------
Hugo Boss A.G.-Pfd
  (Manufacturing-Specialized)                   1,145      306,436
------------------------------------------------------------------
IPC Archtec A.G. (Retail-Computers &
  Electronics)(a)                               3,120      174,325
------------------------------------------------------------------
Tecis Holding A.G.
  (Investment Management)                       3,120      199,229
------------------------------------------------------------------


                                                         MARKET
                                            SHARES        VALUE
GERMANY (CONTINUED)

Umweltkontor Renewable Energy A.G.
  (Engineering & Construction)(a)               2,700  $   117,898
==================================================================
                                                         1,131,831
==================================================================

NETHERLANDS-2.78%

Nutreco Holding N.V. (Agricultural
  Products)                                     3,818      202,928
------------------------------------------------------------------
Van der Moolen Holding N.V.
  (Investment Banking/Brokerage)                1,700      145,590
==================================================================
                                                           348,518
==================================================================

NORWAY-1.07%

TGS Nopec Geophysical Co. A.S.A (Oil &
  Gas-Exploration & Production)(a)             11,300      134,413
==================================================================

SPAIN-4.53%

Grupo Auxiliar Metalurgico, S.A.
  (Gamesa) (Manufacturing-Specialized)
  (Acquired 10/30/00-12/18/00; Cost
  $180,118)(a)(b)                              14,500      348,575
------------------------------------------------------------------
NH Hoteles, S.A. (Investment Management)       17,830      219,337
==================================================================
                                                           567,912
==================================================================

SWEDEN-16.19%

Biacore International A.B.
  (Electronics-Instrumentation)(a)              5,900      269,006
------------------------------------------------------------------
HiQ International A.B.
  (Services-Data Processing)                   24,600      182,589
------------------------------------------------------------------
Micronic Laser Systems A.B.
  (Electronics-Semiconductors)(a)               9,320      275,716
------------------------------------------------------------------
PartnerTech A.B. (Communications
  Equipment)                                   10,200      141,682
------------------------------------------------------------------
POOLiA A.B.-B Shares
  (Services-Employment)                         6,100      294,295
------------------------------------------------------------------
Proffice A.B.-B Shares
  (Services-Employment)                         7,480      213,352
------------------------------------------------------------------
Protect Data A.B. (Computers-Software &
  Services)                                    17,500      205,970
------------------------------------------------------------------
Q-Med A.B. (Healthcare-Medical Products
  & Supplies)(a)                               14,700      299,268
------------------------------------------------------------------
TV 4 A.B. (Broadcasting-Television,
  Radio & Cable)                                4,590      146,008
==================================================================
                                                         2,027,886
==================================================================

SWITZERLAND-7.64%

Huber & Suhner A.G. (Metal Fabricators)           240      205,862
------------------------------------------------------------------
Micronas Semiconductor Holding A.G.
  (Electronics-Semiconductors)(a)                 275      115,057
------------------------------------------------------------------
SAIA-Burgess Electronics A.G.
  (Electrical Equipment)(a)                       472      183,499
------------------------------------------------------------------
Straumann A.G. (Health Care-Specialized
  Services)                                        96      171,799
------------------------------------------------------------------
Synthes Stratec, Inc. (Health
  Care-Medical Products & Supplies)(c)             30       22,160
------------------------------------------------------------------
Synthes Stratec, Inc. (Health Care-Medical
  Products & Supplies)(b)(c)                      100       73,866
------------------------------------------------------------------
Tecan Group A.G. (Health Care-Medical
  Products & Supplies)                            178      184,646
==================================================================
                                                           956,889
==================================================================

                                                         MARKET
                                            SHARES        VALUE
UNITED KINGDOM-17.16%

Acal PLC (Electronics-Component
  Distributors)                                18,910  $   196,731
------------------------------------------------------------------
Chloride Group PLC (Electrical
  Equipment)                                   89,600      218,386
------------------------------------------------------------------
CML Microsystems PLC
  (Electronics-Semiconductors)                 23,700      274,029
------------------------------------------------------------------
easyJet PLC (Airlines)(a)                      15,000       88,316
------------------------------------------------------------------
First Technology PLC (Auto Parts &
  Equipment)                                   24,550      193,093
------------------------------------------------------------------
Genetix Group PLC (Healthcare-Medical
  Products & Supplies)(a)                      77,200      280,512
------------------------------------------------------------------
HIT Entertainment PLC
  (Broadcasting-Television, Radio &
  Cable)                                       26,800      160,897
------------------------------------------------------------------
Horizon Technology Group PLC
  (Computers-Software & Services)(a)           21,700      136,528
------------------------------------------------------------------
John David Sports PLC
  (Retail-Specialty-Apparel)(a)                40,100      155,900
------------------------------------------------------------------
NSB Retail Systems PLC
  (Computers-Software & Services)              37,400       94,512
------------------------------------------------------------------
Pace Micro Technology PLC
  (Communications Equipment)                   12,400       84,365
------------------------------------------------------------------
Volex Group PLC (Electrical Equipment)          9,130      266,216
==================================================================
                                                         2,149,485
==================================================================
    Total Foreign Stocks
      (Cost $11,133,378)                                11,372,162
==================================================================

                                                         MARKET
                                            SHARES        VALUE
MONEY MARKET FUNDS-7.63%

STIC Liquid Assets Portfolio(d)               478,262  $   478,262
------------------------------------------------------------------
STIC Prime Portfolio(d)                       478,262      478,262
==================================================================
    Total Money Market Funds
      (Cost $956,524)                                      956,524
==================================================================
TOTAL INVESTMENTS-98.40%
  (Cost $12,089,902)                                    12,328,686
==================================================================
OTHER ASSETS LESS LIABILITIES-1.60%                        200,626
==================================================================
NET ASSETS-100.00%                                     $12,529,312
__________________________________________________________________
==================================================================


Investment Abbreviations:

Pfd.  - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/00 was $553,382, which represented 4.42% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost $12,089,902)    $12,328,686
--------------------------------------------------------------
Foreign currencies, at value (cost $132,494)           134,992
--------------------------------------------------------------
Receivables for:
  Investments sold                                      55,260
--------------------------------------------------------------
  Fund shares sold                                      57,808
--------------------------------------------------------------
  Dividends                                              5,003
--------------------------------------------------------------
Investment for deferred compensation plan                2,546
--------------------------------------------------------------
Due from advisor                                        20,780
--------------------------------------------------------------
Other assets                                            89,168
==============================================================
    Total assets                                    12,694,243
==============================================================

LIABILITIES:

Payables for:
  Investments purchased                                 83,133
--------------------------------------------------------------
  Fund shares reacquired                                27,535
--------------------------------------------------------------
  Deferred compensation plan                             2,546
--------------------------------------------------------------
Accrued administrative services fees                     4,235
--------------------------------------------------------------
Accrued distribution fees                                9,273
--------------------------------------------------------------
Accrued trustees' fees                                     239
--------------------------------------------------------------
Accrued transfer agent fees                              3,615
--------------------------------------------------------------
Accrued operating expenses                              34,355
==============================================================
    Total liabilities                                  164,931
==============================================================
Net assets applicable to shares outstanding        $12,529,312
==============================================================

NET ASSETS:

Class A                                             $8,605,874
--------------------------------------------------------------
Class B                                             $2,850,696
--------------------------------------------------------------
Class C                                             $1,072,742
--------------------------------------------------------------

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                938,301
--------------------------------------------------------------
Class B                                                310,725
--------------------------------------------------------------
Class C                                                116,989
--------------------------------------------------------------
Class A :
--------------------------------------------------------------
  Net asset value and redemption price per share    $     9.17
==============================================================
  Offering price per share:
    (Net asset value of $9.17 divided by 94.50%)    $     9.70
==============================================================
  Class B :
    Net asset value and offering price per share    $     9.17
==============================================================
  Class C :
    Net asset value and offering price per share    $     9.17
______________________________________________________________
==============================================================

STATEMENT OF OPERATIONS
For the Period August 31, 2000 (date operations commenced) through December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $153)  $  1,541
------------------------------------------------------------
Dividends from affiliated money market funds          12,493
------------------------------------------------------------
Interest                                               6,900
============================================================
    Total investment income                           20,934
============================================================

EXPENSES:

Advisory fees                                         27,495
------------------------------------------------------------
Administrative services fees                          16,667
------------------------------------------------------------
Custodian fees                                        38,405
------------------------------------------------------------
Distribution fees-Class A                              6,979
------------------------------------------------------------
Distribution fees-Class B                              6,509
------------------------------------------------------------
Distribution fees-Class C                              2,492
------------------------------------------------------------
Transfer agent fees-Class A                            6,102
------------------------------------------------------------
Transfer agent fees-Class B                            2,438
------------------------------------------------------------
Transfer agent fees-Class C                              933
------------------------------------------------------------
Trustees' fees                                         3,324
------------------------------------------------------------
Registration and filing fees                          48,889
------------------------------------------------------------
Professional Fees                                     18,782
------------------------------------------------------------
Other                                                  8,948
============================================================
    Total expenses                                   187,963
============================================================
Less: Fees waived and expenses reimbursed           (121,631)
------------------------------------------------------------
    Expenses paid indirectly                          (2,160)
============================================================
    Net expenses                                      64,172
============================================================
Net investment income (loss)                         (43,238)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                             (632,788)
------------------------------------------------------------
  Foreign currencies                                  43,810
============================================================
                                                    (588,978)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                              238,784
------------------------------------------------------------
  Foreign currencies                                     160
============================================================
                                                     238,944
============================================================
Net gain (loss) from investment securities and
  foreign currencies                                (350,034)
============================================================
Net increase (decrease) in net assets resulting
  from operations                                  $(393,272)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the Period August 31, 2000 (date operations commenced) through December 31, 2000

                                                       2000
                                                    -----------
OPERATIONS:

  Net investment income (loss)                      $   (43,238)
---------------------------------------------------------------
  Net realized gain (loss) from investment
    securities, and foreign currencies                 (588,978)
---------------------------------------------------------------
  Change in net unrealized appreciation of
    investment securities and foreign currencies        238,944
===============================================================
      Net increase (decrease) in net assets
       resulting from operations                       (393,272)
===============================================================
Distributions to shareholders from net investment
  income:
  Class A                                               (38,008)
---------------------------------------------------------------
  Class B                                                (9,040)
---------------------------------------------------------------
  Class C                                                (3,158)
---------------------------------------------------------------
Share transactions-net:
  Class A                                             8,921,798
---------------------------------------------------------------
  Class B                                             2,932,808
---------------------------------------------------------------
  Class C                                             1,118,184
===============================================================
    Net increase in net assets                       12,529,312
===============================================================

NET ASSETS:

  Beginning of year                                        ----
---------------------------------------------------------------
  End of year                                       $12,529,312
===============================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                     $12,962,197
---------------------------------------------------------------
  Undistributed net investment income (loss)            (39,040)
---------------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities and foreign currencies       (632,789)
---------------------------------------------------------------
  Unrealized appreciation of investment securities
    and foreign currencies                              238,944
===============================================================
                                                    $12,529,312
_______________________________________________________________
===============================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM European Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations on August 31, 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trusts officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Funds shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Funds net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income was increased by $54,404, undistributed net realized gains decreased by $43,811, and paid-in capital decreased by $10,593 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $220,935 as of December 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. For the period August 31, 2000 (date operation commenced) through December 31, 2000, AIM waived fees of $27,495 and reimbursed expenses of $94,136.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period August 31, 2000 (date operations commenced) through December 31, 2000 AIM was paid $16,667 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period August 31, 2000 (date operations commenced) through December 31, 2000 AFS was paid $3,923 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the period August 31, 2000 (date operations commenced) through December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $6,979, $6,509 and $2,492, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $18,828 from sales of the Class A shares of the Fund during the period August 31, 2000 (date operations commenced) through December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the same period, AIM Distributors received $47 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the period August 31, 2000 (date operations commenced) through December 31, 2000, the Fund paid legal fees of $976 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the period August 31, 2000 (date operations commenced) through December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $65 and reductions in custodian fees of $2,095 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,160.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period August 31, 2000 through December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period August 31, 2000 (date operations commenced) through December 31, 2000 was $14,023,278 and $2,257,111, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $953,700
------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                        (750,372)
============================================================
Net unrealized appreciation of investment
  securities                                        $203,328
____________________________________________________________
============================================================

Cost of investments for tax purposes is $12,125,358.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the period August 31, 2000 (date operations commenced) and December 31, 2000 were as follows:

                                                   2000
                                          ----------------------
                                           SHARES      AMOUNT
                                          ---------  -----------
Sold:
  Class A                                 1,020,627  $ 9,668,343
----------------------------------------------------------------
  Class B                                   314,840    2,969,953
----------------------------------------------------------------
  Class C                                   119,558    1,140,988
================================================================
Issued as reinvestment of dividends:
  Class A                                     4,177       37,222
----------------------------------------------------------------
  Class B                                     1,014        9,037
----------------------------------------------------------------
  Class C                                       353        3,141
================================================================
Reacquired:
  Class A                                   (86,503)    (783,767)
----------------------------------------------------------------
  Class B                                    (5,129)     (46,182)
----------------------------------------------------------------
  Class C                                    (2,922)     (25,945)
================================================================
                                          1,366,015  $12,972,790
________________________________________________________________
================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                        CLASS A
                                                    ----------------
                                                       AUGUST 31,
                                                          2000
                                                    (DATE OPERATIONS
                                                     COMMENCED) TO
                                                      DECEMBER 31,
                                                        2000(a)
                                                    ----------------
Net asset value, beginning of period                    $10.00
--------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.04)
--------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      (0.74)
====================================================================
    Total from investment operations                     (0.78)
====================================================================
Less Dividends from net investment income                (0.05)
--------------------------------------------------------------------
Net asset value, end of period                          $ 9.17
____________________________________________________________________
====================================================================
Total return(b)                                          (7.84)%
____________________________________________________________________
====================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $8,606
____________________________________________________________________
====================================================================
Ratio of expenses to average net assets:
  With fee waivers                                        2.07%(c)
____________________________________________________________________
====================================================================
  Without fee waivers                                     6.28%(c)
____________________________________________________________________
====================================================================
Ratio of net investment loss to average net assets       (1.28)%(c)
____________________________________________________________________
====================================================================
Portfolio turnover rate                                     25%
____________________________________________________________________
====================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $5,933,538.

                                                        CLASS B
                                                    ----------------
                                                       AUGUST 31,
                                                          2000
                                                    (DATE OPERATIONS
                                                     COMMENCED) TO
                                                      DECEMBER 31,
                                                        2000(a)
                                                    ----------------
Net asset value, beginning of period                    $10.00
--------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.06)
--------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      (0.74)
====================================================================
    Total from investment operations                     (0.80)
====================================================================
Less Dividends from net investment income                (0.03)
--------------------------------------------------------------------
Net asset value, end of period                          $ 9.17
____________________________________________________________________
====================================================================
Total return(b)                                          (7.99)%
____________________________________________________________________
====================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $2,851
____________________________________________________________________
====================================================================
Ratio of expenses to average net assets:
  With fee waivers                                        2.77%(c)
--------------------------------------------------------------------
  Without fee waivers                                     6.98%(c)
____________________________________________________________________
====================================================================
Ratio of net investment income (loss) to average
  net assets                                             (1.98)%(c)
____________________________________________________________________
====================================================================
Portfolio turnover rate                                     25%
____________________________________________________________________
====================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $1,936,757.

                                                        CLASS C
                                                    ----------------
                                                       AUGUST 31,
                                                          2000
                                                    (DATE OPERATIONS
                                                     COMMENCED) TO
                                                      DECEMBER 31,
                                                        2000(a)
                                                    ----------------
Net asset value, beginning of period                    $10.00
--------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.06)
--------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      (0.74)
====================================================================
    Total from investment operations                     (0.80)
====================================================================
Less Dividends from net investment income                (0.03)
--------------------------------------------------------------------
Net asset value, end of period                          $ 9.17
____________________________________________________________________
====================================================================
Total return(b)                                          (7.99)%
____________________________________________________________________
====================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $1,073
____________________________________________________________________
====================================================================
Ratio of expenses to average net assets:
  With fee waivers                                        2.77%(c)
--------------------------------------------------------------------
  Without fee waivers                                     6.98%(c)
____________________________________________________________________
====================================================================
Ratio of net investment income (loss) to average
  net assets                                             (1.98)%(c)
____________________________________________________________________
====================================================================
Portfolio turnover rate                                     25%
____________________________________________________________________
====================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $741,680.

NOTE 9-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS (UNAUDITED)

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP has represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000 prior to the first fiscal period end of the Fund. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

                  REPORT OF INDEPENDENT ACCOUNTANTS

                  To the Shareholders of AIM European Small Company Fund and Board of Trustees of AIM Funds Group:

                  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM European Small Company (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

                  PRICEWATERHOUSECOOPERS LLP

                  Boston, Massachusetts
                  February 19, 2001

ABOUT YOUR FUND'S BOARD
The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include approving the investment advisor's trustees fee; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                       OFFICERS                                OFFICE OF THE FUND
                                                                                11 Greenway Plaza
Robert H. Graham                        Robert H. Graham                        Suite 100
Chairman, President and                 Chairman and President                  Houston, TX 77046
Chief Executive Officer
A I M Management Group Inc.             Carol F. Relihan                        INVESTMENT ADVISOR
                                        Senior Vice President and Secretary     A I M Advisors, Inc.
Bruce L. Crockett                                                               11 Greenway Plaza
Director ACE Limited;                   Gary T. Crum                            Suite 100
Formerly Director, President, and       Senior Vice President                   Houston, TX 77046
Chief Executive Officer
COMSAT Corporation                      Dana R. Sutton                          TRANSFER AGENT
                                        Vice President and Treasurer            A I M Fund Services, Inc.
Owen Daly II                                                                    P.O. Box 4739
Formerly Director                       Robert G. Alley                         Houston, TX 77210-4739
Cortland Trust Inc.                     Vice President
                                                                                CUSTODIAN
Albert R. Dowden                        Stuart W. Coco                          State Street Bank and Trust Company
Chairman of the                         Vice President                          225 Franklin Street
Board of Directors                                                              Boston, MA 02110
The Cortland Trust and                  Melville B. Cox
DHJ Media, Inc.; and                    Vice President                          COUNSEL TO THE FUND
Director, Magellan Insurance Company                                            Ballard Spahr
                                        Karen Dunn Kelley                       Andrews & Ingersoll, LLP
Edward K. Dunn Jr.                      Vice President                          1735 Market Street
Formerly Chairman,                                                              Philadelphia, PA 19103
Mercantile Mortgage Corp.;              Edgar M. Larsen
Formerly Vice Chairman,                 Vice President                          COUNSEL TO THE TRUSTEES
President and                                                                   Kramer, Levin, Naftalis & Frankel LLP
Chief Operating Officer,                Mary J. Benson                          919 Third Avenue
Mercantile-Safe                         Assistant Vice President and            New York, NY 10022
Deposit & Trust Co.; and                Assistant Treasurer
President, Mercantile Bankshares                                                DISTRIBUTOR
                                        Sheri Morris                            A I M Distributors, Inc.
Jack Fields                             Assistant Vice President and            11 Greenway Plaza
Chief Executive Officer,                Assistant Treasurer                     Suite 100
Texana Global Inc.                                                              Houston, TX 77046
(foreign trading company) and           Jim A. Coppedge
Twenty First Century, Inc.;             Assistant Secretary                     AUDITORS
Formerly Member of the U.S. House of                                            PricewaterhouseCoopers LLP
Representatives                         Renee A. Friedli                        160 Federal Street
                                        Assistant Secretary                     Boston, MA 02110
Carl Frischling
Partner                                 P. Michelle Grace
Kramer, Levin, Naftalis & Frankel LLP   Assistant Secretary

Prema Mathai-Davis                      Nancy L. Martin
Formerly, Chief Executive Officer,      Assistant Secretary
YWCA of the U.S.A.
                                        Ofelia M. Mayo
Lewis F. Pennock                        Assistant Secretary
Partner, Pennock & Cooper (law firm)
                                        Lisa A. Moss
Louis S. Sklar                          Assistant Secretary
Executive Vice President,
Development and Operations,             Kathleen J. Pflueger
Hines Interests                         Assistant Secretary
Limited Partnership

                      ------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                      ------------------------------------


THE AIM FUNDS--Registered Trademark-- RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                           EQUITY FUNDS

DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUND
MORE AGGRESSIVE                         MORE AGGRESSIVE                     A I M Management Group Inc. has provided
AIM Small Cap Opportunities(1)          AIM Latin American Growth           leadership in the mutual fund industry
AIM Mid Cap Opportunities(2)            AIM Developing Markets              since 1976 and managed approximately $170
AIM Large Cap Opportunities(3)          AIM European Small Company          billion in assets for nine million
AIM Emerging Growth                     AIM Asian Growth                    shareholders, including individual investors,
AIM Small Cap Growth(4)                 AIM Japan Growth                    corporate clients and financial institutions,
AIM Aggressive Growth                   AIM International Emerging Growth   as of December 31, 2000.
AIM Mid Cap Growth                      AIM European Development               The AIM Family of Funds--Registered Trademark--
AIM Small Cap Equity                    AIM Euroland Growth                 is distributed nationwide, and AIM today is the
AIM Capital Development                 AIM Global Aggressive Growth        eighth-largest mutual fund complex in the
AIM Constellation                       AIM International Equity            United States in assets under management, according
AIM Dent Demographic Trends             AIM Advisor International Value     to Strategic Insight, an independent mutual fund
AIM Select Growth                       AIM Worldwide Spectrum              monitor.
AIM Large Cap Growth                    AIM Global Trends                      AIM is a subsidiary of AMVESCAP PLC, one of
AIM Weingarten                          AIM Global Growth                   the world's largest independent financial services
AIM Mid Cap Equity                      MORE CONSERVATIVE                   companies with $402 billion in assets under
AIM Value II                                                                management as of December 31, 2000.
AIM Charter                             SECTOR EQUITY FUNDS
AIM Value                               MORE AGGRESSIVE
AIM Blue Chip                           AIM New Technology
AIM Basic Value                         AIM Global Telecommunications and Technology
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Resources
AIM Advisor Flex                        AIM Global Financial Services
MORE CONSERVATIVE                       AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Advisor Real Estate
                                        AIM Global Utilities
                                        MORE CONSERVATIVE

                       FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS
MORE AGGRESSIVE                         MORE AGGRESSIVE
AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)                    MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market
MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000.
(3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS,
SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--

                                                         INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

A I M Distributors, Inc.                                               ESC-AR-1